UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule Sec.240.14a-12

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Greenwave Technology Solutions, Inc.

4016 Raintree Rd, Suite 300

Chesapeake, VA 23321

(800) 490-5020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be Held on July 19, 2024

To the Stockholders of Greenwave Technology Solutions, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Greenwave Technology Solutions, Inc., a Delaware corporation (the “Company”), will be held on July 19, 2024 at 4:30 p.m. Eastern Time. The Special Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free) or by visiting www.GWAV.vote. There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

The principal business of the meeting will be:

1.	To approve the adoption of an amendment to the Company’s Amended and Restated By-laws to decrease the number of shares of Common Stock needed to establish a quorum for meetings of stockholders;

2.	To approve an amendment to the Company’s 2024 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”), available and reserved for issuance thereunder to [___], subject to certain conditions;

3.	To approve the issuance of warrants to purchase up to an aggregate of 465,654,766 shares of Common Stock, and the issuance of the shares of Common Stock issuable upon the exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d);

4.	To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

5.	To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

You may vote if you were the record owner of shares of the Company’s Common Stock, at the close of business on May 20, 2024. The Board of Directors of the Company has fixed the close of business on May 20, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.

As of the Record Date, there were 865,628,790 shares of Common Stock outstanding and entitled to vote at the Special Meeting. The holders of Common Stock are entitled to one vote for each share of Common Stock held. The foregoing shares are referred to herein as the “Shares.” Holders of Common Stock will vote together as a single class on all matters described in this proxy statement (the “Proxy Statement”).

All stockholders are cordially invited to virtually attend the Special Meeting. Whether you plan to virtually attend the Special Meeting or not, you are requested to vote over the Internet, by telephone, or to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. Voting by using the aforementioned methods will not prevent you from voting virtually at the special meeting.

YOUR VOTE AT THE SPECIAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to virtually attend the Special Meeting.

For information on how to vote your Shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “How Do I Vote?” in the Proxy Statement accompanying this notice.

We encourage you to vote over the Internet, by telephone, or by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your Shares, please contact the Company’s Chief Executive Officer at Greenwave Technology Solutions, Inc., at 4016 Raintree Rd, Suite 300, Chesapeake, VA 23321, telephone number (800) 490-5020.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached Proxy Statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice a proxy statement.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

www.GWAV.vote

By Order of the Board of Directors of Greenwave Technology Solutions, Inc.

Sincerely,

/s/ Danny Meeks
Danny Meeks, Chief Executive Officer

Date: [ ], 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 19, 2024

The Notice of Special Meeting of Stockholders and the Proxy Statement are available at:

www.GWAV.vote

REFERENCES TO ADDITIONAL INFORMATION

This Proxy Statement incorporates important business and financial information about Greenwave Technology Solutions, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Chief Executive Officer of Greenwave Technology Solutions, Inc., at 4016 Raintree Rd, Suite 300, Chesapeake, VA 23321, telephone number (800) 490-5020.

To ensure timely delivery of these documents, any request should be made no later than July 9, 2024 to receive them before the Special Meeting.

For additional details about where you can find information about Greenwave Technology Solutions, Inc., please see the section entitled “Where You Can Find More Information about the Company” in this Proxy Statement.

Greenwave Technology Solutions, Inc.

4016 Raintree Rd, Suite 300

Chesapeake, VA 23321

(800) 490-5020

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 19, 2024

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

This Proxy Statement, along with the accompanying notice of the Special Meeting of Stockholders, contains information about the Special Meeting of Stockholders of Greenwave Technology Solutions, Inc., including any adjournments or postponements thereof (referred to herein as the “Special Meeting”). We are holding the Special Meeting at 4:30 pm Eastern Time on July 19, 2024 or such later date or dates as such Special Meeting date may be adjourned or postponed. The Special Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable the Company’s stockholders to participate from any location around the world that is safe and convenient to them. You will be able to attend the Special Meeting by visiting www.GWAV.vote.

In this Proxy Statement, we refer to Greenwave Technology Solutions, Inc. as “Greenwave,” the “Company,” “we,” “us,” or “our.”

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement in connection with the solicitation by the board of directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Special Meeting to be held at 4:30 p.m. Eastern Time on July 19, 2024 and any adjournments thereof. This Proxy Statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the Special Meeting and the information you need to know to vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 19, 2024. The Proxy Statement and annual report to security holders are available at www.GWAV.vote.

This Proxy Statement is being mailed on or about [__], 2024 to all stockholders entitled to notice of and to vote at the meeting. You can also find a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), which includes the Company’s financial statements for the fiscal year ended December 31, 2023 by following the instructions contained in the Notice of Availability mailed to stockholders entitled to notice of and to vote at the meeting along with this Proxy Statement on July 19, 2024, or on the Internet through the Securities and Exchange Commission’s electronic data system at www.sec.gov or at www.GWAV.com.

Who may attend and how to attend

The Board has fixed the close of business on May 20, 2024 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof (the “Record Date”). Each share of the Company’s Common Stock, par value $0.001 (the “Common Stock”) represents one vote to be voted on each matter presented at the Special Meeting. Record holders and beneficial owners may attend the Special Meeting via phone. Set forth below is a summary of the information you need to attend the virtual Special Meeting:

●	Access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International);
●	Instructions on how to attend and participate in the virtual Special Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record

●	Stockholders of record as of the Record Date can attend the Special Meeting by accessing the live audio conference call at +1-877-407-3088 and presenting the unique 12-digit control number on the proxy card.

Beneficial Owners

●	If you were a beneficial owner of record as of the Record Date (i.e., you held your Shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time on July 18, 2024. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at +1-877-407-3088 and present your unique 12-digit control number.
●	Stockholders may submit live questions on the conference line while attending the virtual Special Meeting.

What if I have technical difficulties or trouble accessing the virtual Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Special Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

Why is the Special Meeting a virtual, online meeting?

We believe hosting the Special Meeting virtually will enable increased Stockholder attendance and will encourage more active Stockholder engagement and participation at the Special Meeting.

Who Can Vote?

Stockholders who owned Common Stock at the close of business on May 20, 2024 (the “Record Date”), are entitled to vote at the Special Meeting. As of the Record Date, there were 865,628,790 shares of Common Stock outstanding and entitled to vote at the Special Meeting.

You do not need to virtually attend the Special Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. A Stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Special Meeting virtually may revoke the proxy and vote at the Special Meeting.

How Many Votes Do I Have?

Each holder of Common Stock is entitled to one vote per share of Common Stock. Holders of our Common Stock will vote together as a single class.

How Do I Vote?

Whether you plan to virtually attend the Special Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for or against each nominee for director, and whether your Shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to virtually attend the Special Meeting. If your Shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

●	By Internet or by telephone. Follow the instructions you received to vote by Internet or telephone.

●	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

If you are a beneficial owner of Shares held in street name and do not provide the organization that holds your Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Shares may generally vote on routine matters, but cannot vote on non-routine matters.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

●	“FOR” the approval of the adoption of an amendment to the Company’s Amended and Restated By-laws (the “By-laws”) to decrease the number of shares of Common Stock needed to establish a quorum for meetings of stockholders (the “Proposed By-laws Amendment”);

●	“FOR” the approval of an amendment to the Company’s 2024 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock available and reserved for issuance thereunder to [___], subject to certain conditions (the “2024 Plan Amendment”);

●	“FOR” the approval of the issuance of warrants to purchase up to an aggregate of 465,654,766 shares of Common Stock, and the issuance of the shares of Common Stock issuable upon the exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d); and

●	“FOR” the approval of the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

●	by signing a new proxy card and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

●	if your Shares are registered in your name, by notifying the Company’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

●	by virtually attending the Special Meeting and voting; however, virtually attending the Special Meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

What is a Broker Non-Vote?

If your Shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your Shares how to vote your Shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your Shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Approval of the adoption of the Proposed By-laws Amendment.	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Special Meeting is required to approve the adoption of the By-laws Amendment. Abstentions are considered Shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 2: Approval of the 2024 Plan Amendment.	The affirmative vote of a majority of the Shares cast (virtually or represented by proxy) on the subject matter at the Special Meeting is required to approve the 2024 Plan Amendment. Abstentions are not considered Shares cast this proposal, and thus, will have no effect on the vote for this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 3: To approve the issuance of warrants to purchase up to an aggregate of 465,654,766 shares of Common Stock, and the issuance of the shares of Common Stock issuable upon the exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d);.	The affirmative vote of a majority of the Shares cast (virtually or represented by proxy) on the subject matter at the Special Meeting is required to approve this proposal. Abstentions are not considered Shares cast this proposal, and thus, will have no effect on the vote for this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 4: Authorization to adjourn the Special Meeting.	The affirmative vote of a majority of the Shares cast (virtually or represented by proxy) on the subject matter at the Special Meeting is required to approve this proposal. Abstentions are not considered Shares cast this proposal, and thus, will have no effect on the vote for this proposal. Broker non-votes will have no effect on the outcome of this proposal.

What Constitutes a Quorum for the Special Meeting?

The presence, virtually or by proxy, of the holders of a majority of the outstanding shares of each class or series of voting stock then entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Votes of stockholders of record who are present at the virtual Special Meeting virtually or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Special Meeting.

Householding of Special Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our Shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each Stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Stockholders whose Shares are registered in their own name should contact our transfer agent, Equity Stock Transfer, and inform them of their request by calling them at (212) 575-5757 or writing them at 237 W 37th St #602, New York, NY 10018.

●	Stockholders whose Shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is Paying for this Proxy Solicitation?

The Company is paying the cost of preparing, printing and mailing these proxy materials. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.

Who will Count the Votes?

A representative from Equity Stock Transfer, LLC will act as the inspector of election and count the votes.

When are Stockholder Proposals due for Next Year’s Annual Meeting?

At our annual meeting each year, the Board submits to stockholders its nominees for election as directors. In addition, the Board may submit other matters to the stockholders for action at the special meeting.

Pursuant to the Company’s By-laws and Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered for inclusion the proxy materials for the Company’s 2025 annual meeting, you must submit your proposal in writing no later than February 19, 2025, but no earlier than January 20, 2025 to the Company at Greenwave Technology Solutions, Inc., 4016 Raintree Rd, Suite 300, Chesapeake, VA 23321; provided, however, if the date of the 2025 annual meeting is convened more than 30 days before, or delayed by more than 30 days after the first anniversary of the 2024 annual meeting, a Stockholder proposal must be submitted in writing to the Company not less than 10 calendar days after the date the Company shall have mailed notice to its stockholders of the date that the annual meeting of stockholders will be held or shall have issued a press release or otherwise publicly disseminated notice that an annual meeting of stockholders will be held and the date of the meeting.

In addition to satisfying the provisions in our By-laws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 annual meeting in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 31, 2025.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

None of the members of the Board and none of the executive officers of the Company have any interest in any proposal that is not shared by all other stockholders of the Company except for Proposal No. 2 regarding the 2024 Plan Amendment, under which members of the Board and our executive officers will be eligible to participate and receive equity incentive awards.

Where Can I Find the Voting Results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results in a current report on Form 8-K filed with the SEC within four business days after the Special Meeting, which will be available on our website at www.GWAV.com and on the SEC’s website at http://www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC, which you can access over the Internet at http://www.sec.gov. The Company’s website address is www.GWAV.com. Information contained on, or that can be accessed through, the Company’s website is not a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock (ii) our current directors and the named executive officers identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the SEC, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days after May 20, 2024 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The information set forth in the table below is based on 865,628,790 shares of our Common Stock issued and outstanding on May 20, 2024. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after May 20, 2024. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the stockholders below is in care of Greenwave Technology Solutions, Inc., 4016 Raintree Rd, Chesapeake, VA 23321.

	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned	% of Total Voting Power
Directors and Named Executive Officers
Danny Meeks	266,252,068	(1)	30.76%	30.76%
John Wood	25,866		*	*
Cheryl Lanthorn	880	(2)	*	*
Henry Sicignano III	-		-	-
Jason Adelman	-		-	-
Isaac Dietrich	168		*	*
All directors and named executive officers as a group (6 people)	266,278,982		30.76%	30.76%

*	Represents beneficial ownership of less than 1.0% of our outstanding Common Stock.

(1)	Consists of (i) 3,575,703 shares of Common Stock held by the reporting person, (ii) 261,853,899 shares of Common Stock held by an entity controlled by the reporting person and (iii) 822,466 shares of Common Stock underlying warrants held by the reporting person.
(2)	Consists of 880 shares owned by the reporting person’s spouse.

PROPOSAL ONE:

APPROVAL OF THE ADOPTION OF AN AMENDMENT
TO THE AMENDED AND RESTATED BYLAWS

Summary

Section 109 of the General Corporation Law of Delaware (the “DGCL”) provides that the power to adopt, amend or repeal by-laws shall be in the stockholders entitled to vote, unless the company, in its certificate of incorporation, confers the power to adopt, amend or repeal by-laws upon the directors. The Company’s current Second Amended and Restated Certificate of Incorporation reserves the power to adopt, amend or repeal the by-laws to the stockholders.

Approval of stockholders is being sought for the Proposed By-laws Amendment, which if approved, would amend our By-laws for the purpose of reducing the quorum required for our stockholder meetings. The Board has determined that the Proposed By-laws Amendment is in the Company’s and our stockholders’ best interests. More specifically, the Proposed By-laws Amendment would reduce the quorum for stockholder meetings from a majority of the outstanding voting securities of the Company (the “Current Quorum”) to one-third (33 1/3%) of the outstanding voting securities of the Company (the “Proposed Quorum”). The Board has adopted and declared advisable the Proposed By-laws Amendment, which amendment to the By-laws is necessary in order to implement the Proposed Quorum, subject to stockholder approval. If approved, the Board of Directors will subsequently amend our By-laws to effect the reduction in quorum.

A quorum is the minimum number of stockholders that must be present in person or by proxy at a stockholder meeting in order for that meeting to be validly held. It is a requirement under the DGCL that a company specify its quorum for its stockholder meetings by defining the proportion of the voting power that constitutes a quorum in its certificate of incorporation or by-laws.

Under the DGCL and Nasdaq Rules, the minimum quorum requirement is 33 1/3%. Our Current Quorum is above the minimum quorum requirement under the DGCL and Nasdaq rules.

We may have difficulties reaching our Current Quorum for our stockholder meetings in a timely manner. If we do not achieve our Current Quorum by the originally scheduled meeting dates, then we would have to adjourn the meeting for some period to allow us to solicit further proxies from our stockholders in order to reach the Current Quorum and validly hold the meeting of stockholders.

Complete Text of Proposed By-laws Amendment

The text of the Proposed By-laws Amendment is included as Appendix A to this Proxy Statement.

Reasons for the Proposed By-laws Amendment

The Board believes that a reduction in the quorum for any future stockholder meetings from the Current Quorum to the Proposed Quorum, and the Proposed By-laws Amendment to make this change, is in the best interests of the Company and its stockholders, because the adoption of the Proposed Quorum by making the Proposed By-laws Amendment:

●	will reduce the risk of our failing to achieve the required quorum for any stockholder meetings, which failure would require us to adjourn such meetings and therefore cause us to incur additional costs, such as additional virtual meeting host costs and possibly hiring proxy solicitors, and suffer disruptions to our business; and

●	is high enough to ensure that a broad range of stockholders are present at a stockholder meeting in person or by proxy

Accordingly, the Board has adopted and declared advisable the Proposed By-laws Amendment, subject to shareholder approval. The text of the Proposed By-laws Amendment is included as Appendix A to this Proxy Statement.

In recommending the Proposed By-laws Amendment, the Board was in no way motivated to implement anti-takeover mechanisms and has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. Furthermore, the proposed amendments are not the result of the Company’s knowledge of any effort by any party to accumulate the Company’s securities or otherwise obtain control of the Company by means of a merger, tender offer, solicitation in opposition or otherwise.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Special Meeting is required to approve this proposal. For purposes of this proposal, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the result of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED BY-LAWS AMENDMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL TWO:

APPROVAL OF THE 2024 PLAN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER THE 2024 PLAN EQUITY INCENTIVE PLAN TO [___], SUBJECT TO CERTAIN CONDITIONS

Summary

The Company’s 2024 Equity Incentive Plan (the “Existing Plan”) was adopted by the Board on March 29, 2024 and was approved by stockholders on May 20, 2024. On May [__], 2024, the Board approved the 2024 Plan Amendment to increase the maximum total number of shares of Common Stock the Company may issue under the Existing Plan, as amended by the 2024 Plan Amendment (the “2024 Plan”) to [___] shares (an increase of [___]) shares) because the Company needs to be able to issue equity awards to service providers in order to motivate and retain such persons and to further align their interests with those of the Company’s stockholders. The Compensation Committee approved the 2024 Plan Amendment, subject to approval of the Board and the stockholders, and the Board approved the 2024 Plan Amendment, subject to approval of the stockholders. If the stockholders do not approve the 2024 Plan Amendment, the Existing Plan will remain in effect and unchanged. If approved by stockholders, the 2024 Plan Amendment will be effective immediately, subject to any restrictions on the issuance of awards under the 2024 Plan because of a lack of available or reserved shares of Common Stock to underlie such awards.

Reason for the Proposal

Having an adequate number of shares available for future equity compensation grants is necessary to promote the Company’s long-term success and the creation of stockholder value by:

●	Enabling the Company to continue to attract and retain the services of key service providers who would be eligible to receive grants;

●	Aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of the Common Stock; and

●	Motivating participants, through equity incentive awards, to achieve long-term growth in the Company’s business, in addition to short-term financial performance.

When the 2024 was initially approved by the Board and proposed for approval by the stockholders, it was intended to constitute approximately 7.79% of the Company’s issued and outstanding shares of Common Stock. However, following recent issuances of Common Stock by the Company, the initial 3,000,000 shares reserved for issuance under the Existing Plan only constitutes [__]% of the total issued and outstanding shares of Common Stock as of May [__], 2024. Furthermore, on [___], 2024, the Company filed an amendment to its certificate of incorporation effecting a 1-for-[__] reverse stock split that became effective on [__], 2024 (the “Reverse Stock Split”), and a corresponding reduction with respect to the number of shares available for issuance under the Existing Plan was made.

Therefore, the Board approved the 2024 Plan Amendment to authorize the reservation of up to [__] shares of Common Stock for issuance thereunder, subject to availability to permit the Company to have adequate shares available for issuance under the 2024 Plan following issuances of shares of Common Stock and the Reverse Stock Split. To the extent that there are no authorized and unreserved shares of Common Stock available, the awards underlying the 2024 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available to be reserved and in such amounts as are available. Assuming all [___] shares become available and the Company may issue the full amount of awards under the 2024 Plan, the number of shares available for issuance under the 2024 Plan shall constitute approximately [__]% of the Company’s issued and outstanding shares of Common Stock as of May [__], 2024. The 2024 Plan Amendment is intended to provide the Company with a sufficient number of shares to satisfy its equity grant requirements, based on the current scope and structure of its equity incentive programs and the rate at which the Company expects to grant stock options, restricted stock, and/or other forms of equity compensation.

When approving the 2024 Plan Amendment, the Board considered a number of factors, including those set forth below:

●	Alignment with our Stockholders. Achieving superior, long-term results for our stockholders remains one of the Company’s primary objectives. The Company believes that stock ownership enhances the alignment of the long-term economic interests of its employees and its stockholders.

●	Attract, Motivate and Retain Key Employees. The Company competes for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate and retain key employees. If the Company is unable to grant equity as part of its total compensation strategy, its ability to attract and retain all levels of talent its needs to operate its business successfully would be significantly harmed.

●	Balanced Approach to Compensation. The Company believes that a balanced approach to compensation - using a mix of salaries, performance-based bonus incentives and long-term equity incentives (including performance based equity) encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.

●	Burn Rate and Dilution. When deciding to adopt the 2024 Plan Amendment, the Board evaluated the Company’s projected need for equity grants over the next year, its expected burn rate of shares under the 2024 Plan and the dilutive impact of the proposed share allocation.

Burn rate is the rate at which a company is granting equity awards and is typically measured as the gross number of shares awarded as a percentage of our weighted average shares outstanding. The Company estimates that its projected annual burn rate will be 100%. The Board determined that its projected rate of equity compensation usage is reasonable and that, following the 2024 Plan Amendment, the 2024 Plan should not need an additional increase of shares until July 31, 2025.

In addition, the Board considered whether the potential dilutive effect to stockholders is reasonable. Dilution is typically calculated by adding the number of shares of Common Stock subject to outstanding awards plus shares of Common Stock available to grant plus the proposed additional shares, and expressing such sum as a percentage of the total number of diluted outstanding shares of Common Stock. The Board considered that dilution from the 2024 Plan Amendment would be approximately [__]% and believes that this is an acceptable amount of dilution from the 2024 Plan Amendment.

After carefully considering each of these points, the Board believes the 2024 Plan Amendment is essential for the Company’s future success and encourages stockholders to consider these points in voting to approve this proposal.

Set forth below is a summary of the 2024 Plan, as amended by the 2024 Plan Amendment, which is qualified in its entirety by reference to the full text of the 2024 Plan Amendment, a copy of which is included as Appendix B to this Proxy Statement, and the full test of the 2024 Plan as originally approved by the stockholders, a copy of which is included in the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 11, 2024. If there is any inconsistency between the following summary of the 2024 Plan, as amended by the 2024 Plan Amendment, and the full text, the full text shall govern.

Key Features of the 2024 Plan, as amended by the 2024 Plan Amendment

Certain key features of the 2024 Plan are summarized as follows:

●	If not terminated earlier by the Board, the 2024 Plan will terminate on March 29, 2034.

●	Up to a maximum aggregate of [___] shares of Common Stock may be issued under the 2024 Plan, subject to availability. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options (“ISOs”) is also [___], subject to availability.

●	The 2024 Plan will generally be administered by the Board or a committee designated by the Board (the “2024 Plan Committee”). The Board may also designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.

●	Employees, consultants and Board members are eligible to receive awards, provided that the 2024 Plan Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

●	Awards may consist of ISOs, non-qualified stock options (“NQSOs”), restricted stock, stock appreciation rights (“SARs”), other equity awards and/or cash awards.

●	Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of Common Stock on the date of grant.

●	Stock options and SARs may not be repriced or exchanged without Stockholder approval.

●	The maximum exercisable term of stock options and SARs may not exceed ten years.

●	Awards are subject to recoupment of compensation policies adopted by the Company.

Background and Purpose of the 2024 Plan. The purpose of the 2024 Plan is to promote the Company’s long-term success and the creation of stockholder value by:

●	Attracting and retaining the services of key employees who would be eligible to receive grants as selected participants;

●	Motivating selected participants through equity-based compensation that is based upon the performance of the Common Stock; and

●	Further aligning selected participants’ interests with the interests of stockholders, through the award of equity compensation grants which increases their interest in the Company, to achieve long-term growth over short-term performance.

The 2024 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) SARs, (3) restricted stock, (4) other equity awards and (5) cash awards. The vesting of awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the selected participant and the Company.

Eligibility to Receive Awards. Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2024 Plan. The 2024 Plan Committee will determine, in its discretion, the selected participants who will be granted awards under the 2024 Plan. As of the Record Date, approximately [__] individuals (including [__] officers and [__] directors) were eligible to participate in the 2024 Plan.

Shares Subject to the 2024 Plan. The maximum number of shares of Common Stock that can be issued under the 2024 Plan is [__]shares. The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2024 Plan. The 2024 Plan also imposes other limits that are intended to comply with the legal requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and which are discussed elsewhere in this proposal. No fractional shares may be issued under the 2024 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant. To the extent that there are no authorized and unreserved shares of Common Stock available for the 2024 Plan, the awards underlying the 2024 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available and in such amounts as are available.

Administration of the 2024 Plan. The 2024 Plan will be administered by the 2024 Plan Committee. Subject to the terms of the 2024 Plan, the 2024 Plan Committee has the sole discretion, among other things, to:

●	Select the individuals who will receive awards;

●	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

●	Correct any defect, supply any omission, or reconcile any inconsistency in the 2024 Plan or any award agreement;

●	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2024 Plan;

●	Permit a participant to defer compensation to be provided by an award; and

●	Interpret the provisions of the 2024 Plan and outstanding awards.

The 2024 Plan Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). In addition, the 2024 Plan Committee may use the 2024 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Types of Awards.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The 2024 Plan Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option. The fair market value of a share of our Common Stock for the purposes of pricing our awards shall be equal to the closing price for our Common Stock as reported by the Nasdaq Capital Market or such other principal trading market on which our securities are traded on the date of determination. Stock options may not be repriced or exchanged without Stockholder approval.

Stock options granted under the 2024 Plan may be either ISOs or NQSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NQSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of Common Stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section 1.422-2(b), the 2024 Plan provides that all [__] shares may be issued pursuant to the exercise of ISOs, subject to the availability of underlying shares of Common Stock.

A stock option granted under the 2024 Plan generally cannot be exercised until it becomes vested. The 2024 Plan Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the 2024 Plan may not exceed ten years from the date of grant although the 2024 Plan Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the 2024 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the 2024 Plan Committee. The optionee must also make arrangements to pay any taxes that are required to be withheld at the time of exercise.

SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The 2024 Plan Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the 2024 Plan may not exceed ten years from the date of grant, subject to the discretion of the 2024 Plan Committee to establish a shorter period. Settlement of a SAR may be in shares of Common Stock or in cash, or any combination thereof, as the 2024 Plan Committee may determine. SARs may not be repriced or exchanged without Stockholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our Common Stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the 2024 Plan Committee. The 2024 Plan Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the 2024 Plan Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

Other Awards. The 2024 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2024 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards. Awards granted under the 2024 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the 2024 Plan Committee may in its discretion permit the transfer of awards other than ISOs. Generally, where transfers are permitted, they will be permitted only by gift to a member of the selected participant’s immediate family or to a trust or other entity for the benefit of the selected participant and/or member(s) of his or her immediate family.

Adjustments upon Changes in Capitalization.

In the event of the following actions:

●	stock split of our outstanding shares of Common Stock;

●	stock dividend;

●	dividend payable in a form other than shares in an amount that has a material effect on the price of the shares;

●	consolidation;

●	combination or reclassification of the shares;

●	recapitalization;

●	spin-off; or

●	other similar occurrences,

then the following shall each be equitably and proportionately adjusted by the 2024 Plan Committee:

●	maximum number of shares that can be issued under the 2024 Plan (including the ISO share grant limit);

●	number and class of shares issued under the 2024 Plan and subject to each award;

●	exercise prices of outstanding awards; and

●	number and class of shares available for issuance under the 2024 Plan.

Merger, Consolidation or Asset Sale. If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards remain outstanding under the 2024 Plan, unless provisions are made in connection with such transaction for the continuance of the 2024 Plan and/or the assumption or substitution of such awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the applicable award agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

Term of the 2024 Plan. The 2024 Plan is in effect until March 29, 2034 or until earlier terminated by the Board. Outstanding awards shall continue to be governed by their terms after the termination of the 2024 Plan.

Governing Law. The 2024 Plan shall be governed by the laws of the State of Delaware (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the 2024 Plan. The Board generally may amend or terminate the 2024 Plan at any time and for any reason, except that it must obtain Stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Certain Federal Income Tax Information

The following is a general summary, as of September 29, 2021, of the federal income tax consequences to us and to U.S. participants for awards granted under the 2024 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2024 Plan.

Incentive Stock Options. For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the Common Stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the participant for more than one year. Utilization of losses is subject to special rules and limitations.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise.

Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares or cash received minus any amount paid for the shares, if any.

Stock Units. No taxable income is generally reportable when unvested stock units are granted to a participant. Upon settlement of the vested stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares issued or payment received in connection with the vested stock units.

Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received.

Income Tax Effects for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2024 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an nonqualified stock option or vesting of restricted stock).

Internal Revenue Code Section 162(m) Deduction Limitation. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to our executive officers and other persons who are subject to Code Section 162(m). Therefore, compensation derived from 2023 Plan awards may not be fully deductible by the Company.

Internal Revenue Code Section 280G. For certain persons, if a change in control of the Company causes an award to vest or become newly payable, or if the award was granted within one year of a change in control and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the dollar limit provided in Section 280G of the Code (generally, this dollar limit is equal to three times the five-year historical average of the individual’s annual compensation received from the Company), then the entire amount exceeding the individual’s average annual compensation will be considered an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount and the Company cannot deduct the excess amount from its taxable income.

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2024 Plan (such as stock units). The intent is for the 2024 Plan, including any awards available thereunder, to comply with or be exempt from the requirements of Section 409A of the Code, to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

New Plan Benefits. All 2024 Plan awards are granted at the 2024 Plan Committee’s discretion, subject to the limitations contained in the 2024 Plan. Future benefits and amounts that will be received or allocated under the 2024 Plan are not presently determinable. As of the Record Date, the fair market value of a share of our Common Stock (as determined by the closing price quoted by the Nasdaq Capital Market on that date) was $1.10.

Existing Plan Benefits. As of the Record Date, no awards have been granted under the 2024 Plan.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a majority of the votes cast (virtually or by proxy) on the matter at the Special Meeting is required to approve this proposal. For purposes of this proposal, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2024 PLAN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER THE 2024 PLAN EQUITY INCENTIVE PLAN TO [___], SUBJECT TO CERTAIN CONDITIONS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL THREE:

APPROVAL of the issuance of warrants to purchase up to an aggregate of 465,654,766 shares of Common Stock, and the issuance of the shares of Common Stock issuable upon the exercise of such warrants, in accordance with Nasdaq Listing Rule 5635(d)

General

The Company is seeking stockholder approval, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Listing Rule 5635(d)”), for the issuance of warrants to purchase up to an aggregate of 465,654,766 shares of the Common Stock, the issuance of the shares of Common Stock upon exercise of the Warrants, consisting of (i) up to an aggregate of 45,058,612 shares of Common Stock issuable upon exercise of certain outstanding warrants issued in a private placement conducted on April 22, 2024 concurrently with a registered direct offering (the “April RD Warrants”); and (ii) up to an aggregate of 420,596,154 shares of Common Stock issuable upon exercise of certain outstanding warrants issued in a private placement conducted on May 16, 2024 concurrently with a registered direct offering (the “May RD Warrants” and together with the April RD Warrants, the “Warrants”).

The information set forth in this proposal is qualified in its entirety by reference to the full text of the form of the April RD Warrant attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 22, 2024 and the full text of the form of the May RD Warrant attached as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 20, 2024. Stockholders are urged to carefully read these documents.

Warrant Issuance

April Registered Direct Offering

On April 22, 2024, the Company entered into a securities purchase agreement (the “April RD Purchase Agreement”) with certain accredited investors, pursuant to which, the Company sold, and such accredited investors purchased, an aggregate of 45,058,612 shares of Common Stock, in a registered direct offering, and accompanying April RD Warrants to purchase up to 45,058,612 shares of Common Stock in a concurrent private placement, for gross proceeds of $5,258,340, before deducting the financial advisor’s fees and other estimated offering expenses. The purchase price for each share and the accompanying April RD Warrant was $0.1167. The transaction closed on April 24, 2024.

The April RD Warrants are exercisable on or after the date of stockholder approval and have an exercise price of $0.30 per share. The April RD Warrants will expire five years from the date the Company obtains stockholder approval for the issuance of the April RD Warrants and the shares issuable upon exercise of the April RD Warrants. Each April RD Warrant is subject to anti-dilution provisions to reflect stock dividends and splits or other similar transactions, and following the approval our stockholders, (i) exercise price provisions triggered by any intervening reverse stock splits and (ii) anti-dilution provisions relating to future issuances or deemed issuances of Common Stock at a price per share below the then-current exercise price of the April RD Warrants. The April RD Warrants can be exercised on a cashless basis if there is no effective registration statement registering, or no current prospectus available for, the resale of the shares issuable upon exercise of the April RD Warrants.

The issuance of the April RD Warrants was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

May Registered Direct Offering

On May 16, 2024, the Company entered into a securities purchase agreement (the “May RD Purchase Agreement”) with certain accredited investors, pursuant to which, the Company sold, and such accredited investors purchased, an aggregate of 420,596,154 shares of Common Stock, in a registered direct offering, and accompanying May RD Warrants to purchase up to 420,596,154 shares of Common Stock in a concurrent private placement, for gross proceeds of $21,871,000.06, before deducting the financial advisor’s fees and other estimated offering expenses. The purchase price for each share and the accompanying May RD Warrant was $0.052. The transaction closed on May 20, 2024.

The May RD Warrants are exercisable on or after the date of stockholder approval and have an exercise price of $0.10 per share. The May RD Warrants will expire five years from the date the Company obtains stockholder approval for the issuance of the May RD Warrants and the shares issuable upon exercise of the May RD Warrants. Each May RD Warrant is subject to anti-dilution provisions to reflect stock dividends and splits or other similar transactions, and following the approval our stockholders, (i) exercise price provisions triggered by any intervening reverse stock splits and (ii) anti-dilution provisions relating to future issuances or deemed issuances of our common stock at a price per share below the then-current exercise price of the May RD Warrants. The May RD Warrants can be exercised on a cashless basis if there is no effective registration statement registering, or no current prospectus available for, the resale of the shares issuable upon exercise of the May RD Warrants.

The issuance of the May RD Warrants was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act, for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

Reasons for the Proposal

The Board of Directors has determined that the Warrants, and the Company’s ability to issue Common Stock upon exercise of the Warrants, are in the best interests of the Company and its stockholders because the sale of the Warrants provided the Company with significant capital. Accordingly, we are seeking stockholder approval of this proposal in order to comply with the terms of the Warrants and Listing Rule 5635(d), to the extent applicable.

Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Therefore, the Company is seeking stockholder approval to issue more than 20% of the Company’s outstanding Common Stock pursuant to the Warrants (and as aggregated with those shares of Common Stock that may be issued to such investors) in compliance with and Listing Rule 5635(d).

Potential Consequences if this Proposal is Not Approved

If the stockholders do not approve this proposal, the Company may not be able to issue shares of Common Stock to the investors upon the receipt of a notice of exercise of the Warrants, thereby requiring the Company to hold another meeting seeking stockholder approval, costing the Company time and money, or the Company may be required to repay the investors in cash. Accordingly, if stockholder approval of this proposal is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The Company’s ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.

Potential Adverse Effects of this Proposal

Each share of Common Stock that would be issuable to the investors upon exercise of the Warrants would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance to e investors of the Warrants or the Common Stock upon exercise of the Warrants will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the Company’s existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in the Company’s stock price or greater price volatility. Further, any sales in the public market of the Company’s Common Stock issuable to the investors upon exercise of the Warrants could adversely affect prevailing market prices of the Company’s Common Stock.

Interests of Directors and Executive Officers

The Company’s directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of the Company’s Common Stock.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a majority of the votes cast (virtually or by proxy) on the matter at the Special Meeting is required to approve this proposal. For purposes of this proposal, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ISSUANCE OF WARRANTS TO PURCHASE UP TO AN AGGREGATE OF 465,654,766 SHARES OF COMMON STOCK, AND THE ISSUANCE OF THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF such WARRANTS, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL four:

AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the forgoing proposals described in this Proxy Statement, the Company may move to adjourn the Special Meeting at that time in order to enable the Company time to solicit additional proxies.

In this proposal, the Company is asking its stockholders to authorize the Company to adjourn the Special Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If the stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from the stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if the Company had received proxies representing a sufficient number of votes to defeat the forgoing proposals, the Company could adjourn the Special Meeting without a vote on such proposals and seek to convince the stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to the stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If, however, after the adjournment, the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be provided to each stockholder of record on the new record date entitled to vote at such meeting.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a majority of the votes cast (virtually or by proxy) on the matter at the Special Meeting is required to approve this proposal. For purposes of this proposal, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE SPECIAL MEETING, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

FORWARD-LOOKING STATEMENTS

Please note that this Proxy Statement and the accompanying materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and the Company’s future results of operations, financial position, business strategy and future plans. Forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “can,” “could,” “should,” “would,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “guidance,” “objective,” “plan,” “seek,” “grow,” “target,” “if,” “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. These statements are subject to known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this Proxy Statement and the accompanying materials. Additional information concerning these and other risk factors is contained in the Company’s latest Annual Report on Form 10-K filed with the SEC on April 16, 2024, including the Risk Factors section therein, and in its other filings with the SEC. The forward-looking statements included in this Proxy Statement and the accompanying materials are made as of the date hereof. Except as required by law, the Company undertakes no obligation to update any of these forward-looking statements after the date of this Proxy Statement or to conform these statements to actual results or revised expectations.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares are represented at the Special Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

Appendix A

AMENDMENT NO. 1

TO THE AMENDED AND RESTATED BY-LAWS

OF

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

This Amendment No. 1 (this “Amendment”) to the Amended and Restated By-laws (the “By-laws”) of Greenwave Technology Solutions, Inc., a Delaware corporation (the “Corporation”), is effective as of [ ], 2024.

WHEREAS, the Board of Directors of the Corporation have approved this Amendment as set forth below.

NOW, THEREFORE, BE IT RESOLVED, the By-laws are hereby amended as follows:

1.	Section 2.07 of Article II of the By-laws is hereby amended and restated in its entirety to read as follows:

Section 2.07 Quorum. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, at each meeting of the stockholders, the holders of more than one third (33.33%) of the voting power of all shares of stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

2.	This Amendment will be subject to approval by the stockholders of the Company within twelve (12) months following the date this Amendment is adopted by the Board of Directors. Such stockholder approval will be obtained in the manner and to the degree required under applicable laws. In the event that such stockholder approval is not received, this amendment will become null and void and without further effect.

3.	Except as modified by this Amendment, the rest of the By-laws remain unchanged and, as modified, continue in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 1 to be signed by its Chief Executive Officer as of the date first written above.

Date: _________, 2024	GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:
Danny Meeks
Chief Executive Officer

Appendix B

AMENDMENT NO. 1

TO THE

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

2024 EQUITY INCENTIVE PLAN

This Amendment No. 1 to the Greenwave Technology Solutions, Inc. 2024 Incentive Plan (the “Plan”) of Greenwave Technology Solutions, Inc., a Delaware corporation (the “Corporation”), is effective as of [ ], 2024.

WHEREAS, the Board of Directors of the Corporation have approved the Amendment No. 1 to the Plan as set forth below.

NOW, THEREFORE, BE IT RESOLVED, the Plan are hereby amended as follows:

1.	Section 5.A. of the Plan is hereby amended and restated in its entirety to read as follows:

A. Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options (without regard to whether payment on exercise of the Stock Option is made in cash or shares of Common Stock) and (ii) issued pursuant to Stock Awards, shall be [___] shares in the aggregate. The number of shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total Options awarded in any single year.

2.	This Amendment will be subject to approval by the stockholders of the Company within twelve (12) months following the date this Amendment is adopted by the Board of Directors. Such stockholder approval will be obtained in the manner and to the degree required under applicable laws. In the event that such stockholder approval is not received, this amendment will become null and void and without further effect and any awards under the Plan which included newly reserved shares will become void.

3.	Except as modified by this Amendment, the rest of the By-laws remain unchanged and, as modified, continue in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 1 to the Plan to be signed by its Chief Executive Officer as of the date first written above.

Date: _________, 2024	GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:
Danny Meeks
Chief Executive Officer

This proxy is solicited on behalf of the Board of Directors

GREENWAVE TECHNOLOGY SOLUTIONS INC

4016 Raintree Rd., Ste 300, Chesapeake, VA 23321

VOTE BY INTERNET - www.GWAV.vote

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on July 18, 2024. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (347)-584-3644 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

CONTROL#

90.00 SHARES

The undersigned hereby appoints Danny Meeks, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $0.0001 par value per share, of Greenwave Technology Solutions Inc., (the "Company"), which the undersigned is entitled to vote at the Special Meeting of stockholders of the Company to be held at 4:30 p.m., Eastern Time, on July 19, 2024, (the "Annual Meeting") to be held virtually by calling 877-407-3088 (toll free) or +1-877-407-3088 (International), and any adjournment or adjournment or postponement thereof. There will not be a physical meeting location.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 THROUGH 4.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Note: To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date